OceanFirst Financial Corp. Announces Agreements to Acquire Two River Bancorp & Country Bank Holding Company, Inc. August 9, 2019 Exhibit 99.1

Forward Looking Statements Investor Presentation This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to either the proposed transaction with Two River Bancorp (“Two River” or “TRCB”, and such transaction the “Two River Transaction”) or the proposed transaction with Country Bank Holding Company, Inc. (“Country Bank” or “CYHC”, and such transaction the “Country Bank Transaction”); the expected timing of the completion of either the Two River Transaction or Country Bank Transaction or both such transactions; the ability to complete either the Two River Transaction or Country Bank Transaction or both such transactions; the ability to obtain any required regulatory, stockholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to either the Two River Transaction or Country Bank Transaction or both such transactions; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Two River nor Country Bank assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that OceanFirst, Two River or Country Bank anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Two River’s Annual Report on Form 10-K and those disclosed in OceanFirst’s and Two River’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of either the Two River Transaction or Country Bank Transaction or both such transactions and the recently completed acquisition of Capital Bank of New Jersey by OceanFirst (the “Recent Acquisition”) may not materialize in the timeframe expected or at all, or may be more costly to achieve; that either the Two River Transaction or Country Bank Transaction or both such transactions may not be timely completed, if at all; that prior to the completion of either of Two River Transaction or Country Bank Transaction or both such transactions or thereafter, OceanFirst’s, Two River’s and Country Bank’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to either the Two River Transaction or Country Bank Transaction or both such transactions or the Recent Acquisition; that, with respect to either the Two River Transaction or Country Bank Transaction or both such transactions, required regulatory, stockholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Two River Transaction or Country Bank Transaction or both such transactions, and diversion of management time as a result of the matters related to either the Two River Transaction or Country Bank Transaction or both such transactions. As they relate to the Two River Transaction, these risks, as well as other risks associated with both proposed transactions, will be more fully discussed in the prospectus of OceanFirst and proxy statement of Two River. As they relate to the Country Bank Transaction, these risks, as well as other risks associated with both proposed transactions, will be more fully discussed in the prospectus of OceanFirst and proxy statement of Country Bank. These prospectuses, proxy statements and risk factors will be included in the registration statements on each Form S-4 that will be filed with the SEC in connection with each of the proposed transactions. The list of factors presented here, and the list of factors that will be presented in the registration statements on Form S-4, is not, and should not be considered, a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this communication or in any documents, OceanFirst, Two River and Country Bank claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Important Additional Information Investor Presentation ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTIONS This communication is being made in respect of the proposed transactions involving OceanFirst acquiring Two River and Country Bank. Two River Transaction In connection with the proposed transaction with Two River, OceanFirst intends to file a registration statement on Form S-4 containing a prospectus of OceanFirst and proxy statement of Two River, and other documents regarding the Two River Transaction with the SEC. Before making any voting or investment decision, the investors and shareholders of Two River are urged to carefully read the entire prospectus of OceanFirst and proxy statement of Two River when they become available and any other relevant documents filed by OceanFirst or Two River with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst and Two River and the proposed transaction. When available, copies of the prospectus of OceanFirst and proxy statement of Two River will be mailed to the shareholders of Two River. Two River investors and shareholders are also urged to carefully review and consider each of OceanFirst’s and Two River’s public filings with the SEC, including but not limited to their respective Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of OceanFirst and the proxy statement of Two River also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at https://oceanfirst.com/ under the tab “Investor Relations” and then under the heading “SEC Filings” or from Two River by accessing Two River’s website at https://www.tworiver.bank/ under the tab “Investor Relations” and then under the heading “SEC Filings”. Country Bank Transaction In connection with the proposed transaction with Country Bank, OceanFirst intends to file a registration statement on Form S-4 containing a prospectus of OceanFirst and proxy statement of Country Bank and other documents regarding the Country Bank Transaction with the SEC. Before making any voting or investment decision, the investors and shareholders of Country Bank are urged to carefully read the entire prospectus of OceanFirst and proxy statement of Country Bank when they become available and any other relevant documents filed by OceanFirst with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst and Country Bank and the proposed transaction. When available, copies of the prospectus of OceanFirst and proxy statement of Country Bank will be mailed to the shareholders of Country Bank. Country Bank investors and shareholders are also urged to carefully review and consider OceanFirst’s public filings with the SEC, including but not limited to its Annual Report on Form 10-K, proxy statement, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of OceanFirst and proxy statement of Country Bank also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at www.oceanfirstonline.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Important Additional Information PARTICIPANTS IN THE SOLICITATION OceanFirst, Two River and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Two River’s shareholders in connection with the Two River transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2019 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 26, 2019. Information about the directors and executive officers of Two River and their ownership of Two River’s common stock is set forth in the proxy statement for Two River’s 2019 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 22, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of Two River’s shareholders in connection with the Two River transaction may be obtained by reading the proxy statement of Two River and prospectus of OceanFirst regarding the Two River transaction when they become available. Once available, free copies of the proxy statement of Two River and prospectus of OceanFirst may be obtained as described on the previous page. NO OFFER OR SOLICITATION This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. For more information, please contact: OceanFirst Financial Corp., 110 West Front Street, Red Bank, New Jersey 07701, Attn: Jill Hewitt Two River Bancorp, 766 Shrewsbury Avenue, Tinton Falls, New Jersey 07724, Attn: Richard Abrahamian Country Bank Holding Company, Inc., 655 Third Avenue, New York, New York 10017, Attn: Joseph M. Murphy, Chairman of the Board and Chief Executive Officer, or Joseph M. Murphy, Jr., President; Tel: (212) 818-9090 Investor Presentation

Building a Premier Regional Franchise Investor Presentation Assets2 Market Cap3 $9.9B $1.4B Pro Forma Financial Highlights1 1 Based on OceanFirst’s estimates for the combined acquisitions of Two River and Country Bank. 2 Pro forma data as of the quarter ended June 30, 2019. 3 Based on OceanFirst common stock price of $23.14 as of August 8, 2019 multiplied by pro forma outstanding shares of OceanFirst after giving effect to the transactions. 4 ROAA based on 2021 estimated projections (first year of fully phased-in synergies). 5Pro forma TCE/TA based on estimated transaction close date. Loans2 Deposits2 $7.5B $7.7B ROAA4 TCE Ratio5 1.38% 9.2% Strengthens OCFC’s position in existing footprint Strengthens New Jersey presence and adds scale to metropolitan New York lending initiative Clear pathway to significant cost savings Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Country Bank Branches Two River Bank Branches Two River Bank Loan Office

Combined Highlights Investor Presentation 1 For the quarter ended June 30, 2019. 2 Calculated as time period at which the OceanFirst pro forma tangible book value per share equals OceanFirst’s projected stand-alone tangible book value per share. Strategically Compelling Acquisitions of two high-performing franchises Two River ROAA and ROATCE of 1.06% and 12.0%, respectively1 Country Bank ROAA and ROATCE of 1.27% and 15.1%, respectively1 Positioned to cross $10B asset threshold Natural extension of branch footprint into attractive markets Enhances NYC market lending initiative Potential for significant efficiencies through infrastructure optimization and branch consolidation Financially Attractive 8% accretive to 2021 estimated earnings (first full year of fully phased-in synergies) Tangible book value per common share dilution of 5% at closing with an earnback of less than 4 years using the cross-over method2 Accretive to ROAA, ROAE and ROATCE Enhanced operating scale Low Risk Transactions Comparable community banking cultures operating in known markets Leverages OceanFirst’s significant integration expertise Since 2015, OceanFirst has successfully integrated and met financial targets for 5 whole bank acquisitions

Assets: $783M Assets: $1.2B Assets: $495M Assets: $2.3B Assets: $1.1B Experienced and Seasoned Acquiror Investor Presentation 2019 2015 2016 2017 2018 Assets: $144M Assets: $1.6B 2015 – 2019Q2 CAGR: 47% Note: Acquisitions shown during the year of announcement. Asset totals for acquired companies shown as of the time of announcement. 12019 total assets shown pro forma the acquisitions of Two River and Country Bank as of June 30, 2019. OCFC Total Assets1

Achieving an industry P/E multiple of 12.0x on the acquired earnings stream has potential shareholder value of $438 million Performance Metrics1 Investor Presentation 15.0x 1.06% 12.0% 61.0% 10.4x 1.27% 15.1% 55.9% Combined without Cost Savings 13.0x 1.15% 13.2% 59.0% 8.0x 1.99% 22.3% 28.8% 7.5x 1.77% 21.1% 37.4% Combined with Cost Savings 7.8x 1.90% 21.8% 32.2% P/LQA E ROA ROTCE Efficiency Pro Forma with Cost Savings 2 3 1 Based on financial information for the quarter ended June 30, 2019. For Two River, price is equal to value of transaction consideration of $182.8 million. For Country Bank, price is equal to value of transaction consideration of $102.2 million. 2 Cost savings represents reduction of Two River’s non-interest expense for the quarter ended June 30, 2019 by 54%. 3 Cost savings represents reduction of Country Bank’s non-interest expense for the quarter ended June 30, 2019 by 33%.

Market Cap ($M) $118 ROAA 1.06% Total Assets ($M) $1,154 ROAE 10.15% Gross Loans ($M) $953 NIM 3.53% Total Deposits ($M) $973 Efficiency Ratio 61.0% TCE / TA 9.10% Yield on Loans 4.92% NPAs / Assets 0.37% Cost of Deposits 1.15% CRE Concentration 371% Loans / Deposits 98.0% Overview of Two River Bancorp Investor Presentation $1.2 billion asset commercial bank founded in 2000 serving consumers and businesses in Northern New Jersey 14 branch locations and 2 loan production offices in Monmouth, Ocean, Union and Essex Counties Operates a relationship-based community bank model with a focus on commercial lending - TRCB Branches - OCFC Branches Source: SNL Financial. 1As of or for the quarter ended June 30, 2019. Market cap based on common stock price of $13.53 as of August 8, 2019. Two River Financial Highlights1

Two River Transaction Summary Investor Presentation 1 Based on OceanFirst common stock price of $23.14 as of August 8, 2019. 2 Based on 8,690,610 shares of Two River common stock outstanding and 150,610 Two River options with a weighted average stock price of $6.64. 3 Two River estimated EPS based on median research analyst estimates. 4 Core deposits defined as total deposits less Jumbo time deposits. . Transaction Consideration $182.8 million in aggregate consideration1,2 Cash consideration of approximately $48.8 million (including amount to be paid for the options cash out) 5.8 million OceanFirst common shares valued at approximately $134.0 million1 Approximately 75% stock / 25% cash consideration Equates to $20.79 per share of Two River common stock ($5.375 in cash and 0.6663 OceanFirst shares for each outstanding Two River share) Valuation Multiples 174% of Two River’s June 30, 2019 tangible book value per share 14.6x 2020 estimated EPS3 7.5x 2020 EPS assuming fully phased-in cost savings Core deposit premium of 9.5%4 Key Transaction Assumptions One-time pre-tax transaction and integration expenses of $18 million Cost savings estimated at 54% of Two River’s non-interest expense base Phased-in 75% in 2020 and 100% thereafter Core deposit intangible (CDI) of 2.0% of Two River’s non-time deposits. Amortization to occur over a 10 year period, sum of years digit method Gross credit mark of 1.12% of loan portfolio Estimated net fair value of all purchase accounting marks (including the net credit mark and excluding CDI) of $1.7 million Board Seat One board seat for a current Two River director Closing Q1 2020 Subject to receipt of required regulatory approvals, receipt of the requisite approval of Two River shareholders and satisfaction of other customary closing conditions Not conditioned on closing of Country Bank acquisition

Market Cap ($M) $71 ROAA 1.27% Total Assets ($M) $783 ROAE 15.08% Gross Loans ($M) $592 NIM 3.68% Total Deposits ($M) $650 Efficiency Ratio 55.9% TCE / TA 8.62% Yield on Loans 5.63% NPAs / Assets 1.00% Cost of Deposits 1.61% CRE Concentration 414% Loans / Deposits 91.2% Overview of Country Bank Holding Company, Inc. Investor Presentation Founded in 1988, Country Bank is a $783 million asset full-service commercial bank Network of five branches that spans from Midtown Manhattan to Scarsdale, NY Focus on small business, commercial real estate and multi-family commercial lending in New York City and Westchester County - CYHC Branches Country Bank Financial Highlights1 Source: Company reports; SNL Financial. 1As of or for the quarter ended June 30, 2019. Market cap based on common stock price of $32,000.00 as of August 8, 2019.

Country Bank Transaction Summary Investor Presentation 1 Based on OceanFirst common stock price of $23.14 as of August 8, 2019. 2 Based on 2,209 shares of Country Bank common stock outstanding. 3 Core deposits defined as total deposits less Jumbo time deposits. Transaction Consideration $102.2 million in aggregate consideration, or $46,280.00 per share1,2 100% of the consideration paid in OceanFirst common stock Country Bank shareholders to receive OceanFirst shares based on a fixed exchange ratio of 2,000 shares of OceanFirst common stock per outstanding share of Country Bank common stock Valuation Multiples 151% of Country Bank’s June 30, 2019 tangible book value per share 9.8x LTM EPS 7.1x LTM EPS assuming fully phased-in cost savings Core deposit premium of 7.5%3 Key Transaction Assumptions One-time pre-tax transaction and integration expenses of $11 million Cost savings estimated at 33% of Country Bank’s non-interest expense base Phased-in 75% in 2020 and 100% thereafter Core deposit intangible (CDI) of 2.0% of Country Bank’s non-time deposits. Amortization to occur over a 10 year period, sum of years digit method Gross credit mark of 1.83% of loan portfolio Estimated net fair value of all purchase accounting marks (including the net credit mark and excluding CDI) of $2.1 million Board Seat One board seat for a current Country Bank director Closing Q1 2020 Subject receipt of required regulatory approvals, receipt of the requisite approval of Country Bank shareholders and satisfaction of other customary closing conditions Not conditioned on closing of Two River acquisition

Expansion in Core Markets and Metro NYC Investor Presentation Source: SNL Financial. Note: Deposit data as of June, 30 2018. 1Community Banks defined as banks with total assets less than $50 billion. CYHC Community Bank1 Deposit Market Share by County $269M Deposits 20 Rank 2 Branches $241M Deposits 5 Rank 2 Branches $85M Deposits 15 Rank 1 Branches New York, NY Bronx, NY Westchester, NY New Jersey Community Bank1 Deposit Market Share Pro Forma Company 4.70% 4.48% 2.15% 1.94% 1.88 1.60% 0.27% Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Country Bank Branches Two River Bank Branches Two River Bank Loan Office

$6.2B $6.0B Source: SNL Financial. Data as of the quarter ended June 30, 2019. 1 Loan composition and time deposits shown at the bank level. 2 Data shown at the bank level. 3 Home equity portion of Consumer, Home Equity & Other shown at the bank level. Note: CRE Concentration shown at the bank level $650M $973M $7.7B $592M $953M $7.5B Loan and Deposit Transformation Investor Presentation Pro Forma Company OceanFirst1 Country Bank2 Two River3 Noninterest-bearing Retail Time Dep < 100K IB Demand, Savings & MMDA Jumbo Time Dep > 100K Construction & Development Consumer, Home Equity & Other CRE & Multifamily C&I 1-4 Family Loan Composition Increase of commercial loans continues to diversify OCFC’s portfolio Yield on Loans: 4.76% Cost of Deposits: 0.62% Cost of Deposits: 1.61% Cost of Deposits: 1.15% Cost of Deposits: 0.77% Deposit Composition Additional core deposits will build on OCFC’s strong franchise CRE Concentration: 251% Yield on Loans: 5.63% CRE Concentration: 414% Yield on Loans: 4.92% CRE Concentration: 371% Yield on Loans: 5.00% CRE Concentration: 298%